UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2007
Commission File No. 1-10403

TE Products Pipeline Company, LLC (Exact name of Registrant as specified in its charter)	Delaware (State of Incorporation or Organization)	26-0431046 (I.R.S. Employer Identification Number)
1100 Louisiana Street, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 381-3636
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 30, 2007, the registrant converted into a Texas limited partnership and immediately thereafter merged into a newly-formed Texas limited liability company that had no business operations prior to the merger. The resulting limited liability company is called TE Products Pipeline Company, LLC (the “Company”). In connection with this reorganization, the Company entered into three supplemental indentures to indentures under which its predecessor was the obligor or a guarantor in order to evidence its applicable obligations under such indentures. Attached as Exhibits 3.1 and 3.2 are the Company’s certificate of formation and limited liability company agreement. Also attached as Exhibits 4.1, 4.2 and 4.3 are the new supplemental indentures.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The exhibits set forth below are filed herewith.

Exhibit Number	Description of Exhibit

3.1	Certificate of Formation of TE Products Pipeline Company, LLC dated as of June 28, 2007.

3.2	Company Agreement of TE Products Pipeline Company, LLC by and between TEPPCO GP, Inc. and TEPPCO Partners, L.P. dated as of June 30, 2007.

4.1	First Supplemental Indenture, dated as of June 30, 2007, by and among TE Products Pipeline Company, LLC and The Bank of New York Trust Company, N.A., as trustee.

4.2	Second Supplemental Indenture, dated as of June 30, 2007, by and among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. , Val Verde Gas Gathering Company, L.P., TE Products Pipeline Company, LLC and TEPPCO Midstream Companies, LLC, as subsidiary guarantors, and The Bank of New York Trust Company, N.A., as trustee.

4.3	Fourth Supplemental Indenture, dated June 30, 2007, by and among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P., Val Verde Gas Gathering Company, L.P., TE Products Pipeline Company, LLC and TEPPCO Midstream Companies, LLC, as subsidiary guarantors, and U.S. Bank National Association, as trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE PRODUCTS PIPELINE COMPANY, LLC
By:	TEPPCO GP, Inc.
Its: sole Manager

By:	/s/ William G. Manias
William G. Manias Vice President and Chief Financial Officer

Dated: July 5, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1*	Certificate of Formation of TE Products Pipeline Company, LLC dated as of June 28, 2007.

3.2*	Company Agreement of TE Products Pipeline Company, LLC by and between TEPPCO GP, Inc. and TEPPCO Partners, L.P. dated as of June 30, 2007.

4.1*	First Supplemental Indenture, dated as of June 30, 2007, by and among TE Products Pipeline Company, LLC and The Bank of New York Trust Company, N.A., as trustee.

4.2*	Second Supplemental Indenture, dated as of June 30, 2007, by and among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P. , Val Verde Gas Gathering Company, L.P., TE Products Pipeline Company, LLC and TEPPCO Midstream Companies, LLC, as subsidiary guarantors, and The Bank of New York Trust Company, N.A., as trustee.

4.3*	Fourth Supplemental Indenture, dated June 30, 2007, by and among TEPPCO Partners, L.P., as issuer, TE Products Pipeline Company, Limited Partnership, TCTM, L.P., TEPPCO Midstream Companies, L.P., Val Verde Gas Gathering Company, L.P., TE Products Pipeline Company, LLC and TEPPCO Midstream Companies, LLC, as subsidiary guarantors, and U.S. Bank National Association, as trustee.
*    Filed herewith